Exhibit 10.8
DEAN FOODS COMPANY
NONQUALIFIED STOCK OPTION AGREEMENT
SPECIAL INDUCEMENT GRANT
     THIS AGREEMENT (the “Agreement”), effective as of the date indicated on the Notice of Grant delivered herewith (the “Notice of Grant”), is made and entered into by and between Dean Foods Company, a Delaware corporation (the “Company”), and Joseph E. Scalzo (the “Grantee”).
WITNESSETH:
     WHEREAS, the Company has engaged the Grantee to serve as President of WhiteWave Foods Company, a wholly-owned subsidiary of the Company (“WhiteWave”), and as an inducement, the Company agreed to grant certain stock options to the Grantee; and
     WHEREAS, the award hereby granted is intended to be an inducement grant, as defined by the New York Stock Exchange, which grant shall be a grant of unregistered stock options not under a shareholder-approved equity award plan.
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, and as an inducement to the Grantee to accept the position of President of WhiteWave, and to promote the success of the business of WhiteWave, the parties hereby agree as follows:
     1. Definitions. As used herein, the following definitions shall apply:
          “Cause” shall mean: (a) conviction of any crime deemed by the Company to make the Grantee’s continued employment untenable; (b) any act of gross negligence or willful misconduct in the conduct of the Grantee’s employment; (c) committing any act of dishonesty whether relating to the Company or any of its Subsidiaries, their respective employees, agents or otherwise; or (d) the Grantee’s failure to comply with the Company’s Code of Ethics, or any conduct which brings the Company or any of its affiliates into disrepute, in each case as determined by the Board of Directors of the Company.
          “Change in Control” means (1) any “person” (as such term is used in Section 13(d) of the Exchange Act, but specifically excluding the Company, any wholly-owned subsidiary of the Company, and/or any employee benefit plan maintained by the Company or any wholly-owned subsidiary of the Company) becomes the “beneficial owner” (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or (2) during any period of two (2) consecutive years (not including any period prior to the effective date of this amendment and restatement), individuals who at the beginning of such period constitute the members of the Board of Directors and any new director, whose election to the Board of Directors or nomination for election to the Board of Directors by the Company’s stockholders was approved by a vote of at least two-thirds (?) of the directors then still in office who either were directors at the beginning of the period or
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whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors; or (3) the Company or any Subsidiary shall merge with or consolidate into any other company, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity (or its ultimate parent, if applicable) outstanding immediately after such merger or consolidation; or (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets or such a plan is commenced.
          “Common Stock” means the common stock, $.01 par value per share, of the Company. Except as otherwise provided herein, all Common Stock issued pursuant to the exercise of this Option shall have the same rights as all other issued and outstanding shares of Common Stock, including but not limited to voting rights, the right to dividends, if declared and paid, and the right to pro rata distributions of the Company’s assets in the event of liquidation.
          “Company” means Dean Foods Company, a Delaware corporation, formerly known as Suiza Foods Corporation.
          “Date of Grant” shall have the meaning set forth in section 2 hereof.
          “Exercise Price” shall have the meaning set forth in section 2 hereof.
          “Grantee” shall mean Joseph E. Scalzo.
          “Immediate Family Members” shall have the meaning set forth in section 7 hereof.
          “Notice of Grant” shall have the meaning set forth in the preamble hereto.
          “Option” shall have the meaning set forth in section 2 hereof .
          “Qualifying Retirement” means retirement by Grantee from employment or other service to the Company or any Subsidiary after Grantee reaches the age of 65.
          “Subsidiary” means any now existing or hereinafter organized or acquired company of which more than fifty percent (50%) of the issued and outstanding voting interests are owned or controlled directly or indirectly by the Company or through one or more Subsidiaries of the Company.
          “WhiteWave” shall have the meaning set forth in the recitals herein.
     2. Grant of Option. The Company hereby grants to the Grantee, effective as of the date shown on the Notice of Grant (the “Date of Grant”), and on the terms and subject to the conditions, limitations and restrictions set forth in this Agreement, an option (the “Option”) to purchase all or any portion of the number of shares shown on the Notice of Grant for the per
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share price shown on the Notice of Grant (the “Exercise Price”). The Grantee hereby accepts the Option from the Company.
     3. Vesting. The shares of Common Stock subject to the Option shall vest ratably in three equal annual increments commencing on the first anniversary of the Date of Grant. In addition to the vesting provisions contained in the foregoing sentence, the shares of Common Stock subject to the Option shall also be subject to the following vesting provisions:
          (a) Each unvested share of Common Stock subject to the Option shall immediately vest in full upon the death of the Grantee;
          (b) Each share of Common Stock subject to the Option shall immediately vest in full upon a Change in Control;
          (c) Each unvested share subject to this Option shall immediately vest in full upon the permanent and total disability (as defined within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986) of the Grantee; and
          (d) In the event of the Qualifying Retirement of the Grantee, all unvested shares subject to this Option shall automatically vest in full as of the effective date of the Grantee’s Qualifying Retirement.
     4. Exercise. In order to exercise the Option with respect to any vested portion, the Grantee shall notify the Company in writing, either sent to the Corporate Secretary’s attention at the Company’s principal office or via the internet through E*Trade (the Company’s plan broker) at www.etrade.com. At the time of exercise, the Grantee shall pay to the Company the Exercise Price times the number of vested shares as to which the Option is being exercised. The Option will not be deemed to be exercised and shares will not be issued until the applicable Exercise Price is received by the Company. The Grantee shall make such payment in cash, check or wire transfer or, at the discretion of the Committee, in shares of Common Stock already owned by the Grantee.
          If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended, the Option may be exercised by a broker-dealer acting on behalf of the Grantee if (a) the broker-dealer has received from the Company confirmation of the existence and validity of the Option to be exercised, and the Company has received instructions from the Grantee requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision, and any other applicable regulations.
     5. Expiration of Option. The Option shall expire, and shall not be exercisable with respect to any vested portion as to which the Option has not been exercised, on the first to occur of: (a) the tenth anniversary of the Date of Grant; (b) 60 days after any termination of the Grantee’s employment with the Company or any Subsidiary for any reason other than death,
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Qualifying Retirement or permanent and total disability, or (c) 12 months following the date the Grantee ceases to be an employee of the Company or a Subsidiary, if such cessation of service is due to the death or permanent and total disability of the Grantee. Options held by Grantee upon his Qualifying Retirement will remain exercisable until the earlier of (i) the tenth anniversary of the Date of Grant, and (ii) the first anniversary of the Grantee’s death. Upon the death of Grantee, any vested Option exercisable on the date of death may be exercised by the Grantee’s estate or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of Grantee, provided that such exercise occurs within the shorter of the remaining option term of the Option and twelve months after the date of the Grantee’s death. Notwithstanding any provision of this Agreement to the contrary, Grantee may not, under any circumstances, exercise a vested Option following termination of employment if Grantee is discharged for Cause.
     6. Tax Withholding. Any provision of this Agreement to the contrary notwithstanding, the Company may take such steps as it deems necessary or desirable for the withholding of any taxes that it is required by law or regulation of any governmental authority, federal, state or local, domestic or foreign, to withhold in connection with any of the shares of Common Stock subject hereto.
     7. Transfer of Option. The Option shall be transferable only by will or the laws of descent and distribution and the Option shall be exercisable during the Grantee’s lifetime only by such Grantee; provided, however, that the Grantee may transfer his Option without consideration, to (i) the spouse, children or grandchildren of the Grantee (“Immediate Family Members”), (ii) a trust or trusts, or to a guardian under the Uniform Gift to Minors Act, for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or other entity in which such Immediate Family Members are the only partners, provided that subsequent transfers of the transferred Option shall be prohibited except by will or the laws of descent and distribution. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, for purposes of this Agreement and the vesting and expiration provisions hereof, the term “Grantee” shall be deemed to refer to the transferee (however, the events of termination of employment, if any, set forth in this Agreement and the obligation to pay withholding taxes shall continue to apply to the transferor).
     8. Certain Legal Restrictions. The Company shall not be obligated to sell or issue any shares of Common Stock upon the exercise of the Option or otherwise unless the issuance and delivery of such shares shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of the Common Stock may then be listed. As a condition to the exercise of the Option or the sale by the Company of any additional shares of Common Stock to the Grantee, the Company may require the Grantee to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal or state securities laws. The Company shall not be liable for refusing to sell or issue any shares if the Company cannot obtain authority from the appropriate regulatory bodies deemed by the Company to be necessary to lawfully sell or issue such shares. In addition, the Company shall have no obligation to the Grantee, express or implied, to list, register or otherwise qualify any of the Grantee’s shares of Common Stock.
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     9. Modification of Award. At any time and from time to time, the Board of Directors or the Compensation Committee of the Board of Directors may execute an instrument providing for modification, extension or renewal of this award, provided that no such modification, extension or renewal shall (a) impair the award without the consent of the Grantee, or (b) decrease the Exercise Price without the consent of the stockholders of the Company. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders) shall be changed into or exchanged for a different number or kind of shares of stock of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), or in the event a stock split or stock dividend or similar transaction occurs, then there shall be substituted for each share of Common Stock then subject to this Option, the number and kind of shares of stock into which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or exchanged, or the number of shares of Common Stock as is equitably required in the event of a stock split or stock dividend or similar transaction, together with an appropriate adjustment of the Exercise Price. The Board of Directors of the Company may, but shall not be required to, provide additional anti-dilution protection to the Grantee.
     10. Miscellaneous.
          (a) No ISO Treatment. The Option is intended to be a non-qualified stock option under applicable tax laws, and it is not to be characterized or treated as an incentive stock option under such laws.
          (b) No Guaranteed Employment. The granting of the Option shall impose no obligation upon the Grantee to exercise the Option or any part thereof. Nothing contained in this Agreement shall affect the right of the Company to terminate the Grantee at any time, with or without Cause, or shall be deemed to create any rights to employment on the part of the Grantee. The rights and obligations arising under this Agreement are not intended to and do not affect the employment relationship that otherwise exists between the Company and the Grantee, whether such employment relationship is at will or defined by an employment contract. Moreover, this Agreement is not intended to and does not amend any existing employment contract between the Company and the Grantee; to the extent there is a conflict between this Agreement and such an employment contract, the employment contract shall govern and take priority.
          (c) No Stockholder Rights. Neither the Grantee nor any person claiming under or through the Grantee shall be or shall have any of the rights or privileges of a stockholder of the Company in respect of any of the shares issuable upon the exercise of the Option herein unless and until certificates representing such shares shall have been issued and delivered to the Grantee or such Grantee’s agent.
          (d) Notices. Any notice to be given to the Company under the terms of this Agreement or any delivery of the Option to the Company shall be addressed to the Company at its principal executive offices, and any notice to be given to the Grantee shall be addressed to the Grantee at the address set forth on the attached Notice of Grant, or at such other address for a
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party as such party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if mailed, postage prepaid, addressed as aforesaid.
          (e) Binding Agreement. Subject to the limitations in this Agreement on the transferability by the Grantee of the Option and any shares of Common Stock, this Agreement shall be binding upon and inure to the benefit of the representatives, executors, successors or beneficiaries of the parties hereto.
          (f)Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware and the United States, as applicable, without reference to the conflict of laws provisions thereof.
          (g) Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.
          (h) Interpretation. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.
          (i) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.
          (j) No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.
          (k) Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.
          (l) Relief. In addition to all other rights or remedies available at law or in equity, the Company shall be entitled to injunctive and other equitable relief to prevent or enjoin any violation of the provisions of this Agreement.
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